© Mercury Systems, Inc. JEFFERIES VIRTUAL INDUSTRIALS CONFERENCE Mark Aslett President & CEO Mike Ruppert Executive Vice President & CFO August 4, 2021

© Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisitions described herein and to fiscal 2021 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company’s products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, restructurings and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 3, 2020. The Company cautions readers not to place undue reliance upon any such forward- looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© Mercury Systems, Inc. Mercury Systems at-a-glance Innovation That Matters. By and For People Who Matter. 3 Transformational business model at the intersection of high tech and defense Deployed on 300+ programs – serving defense Primes and critical infrastructure providers Making commercial technology profoundly more accessible Our goal is to provide all processing solutions on every system requiring uncompromised computing Defense industry’s highest Glassdoor employee ratings Founded in 1981 NASDAQ: MRCY

Mercury Systems by the numbers

~2,400

Number of team members globally, ~30% hold DoD security clearances

4-5x

Research & development relative investment compared to our industry

$924M

FY21 Revenue, 28% CAGR FY16-FY21
~9.4% avg. organic growth FY16-FY21

25

Global state-of-the-art facilities

300+

Installed base: number of A&D programs with Mercury embedded

$202M

FY21 Adj. EBITDA, 22% margin
29% CAGR FY16-FY21

35+

Years of tech leadership in the A&D industry

25+

Prime customers: including virtually all leaders in the A&D industry

13

Number of M&A transactions completed since FY14

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Mercury solutions deployed on 300+ programs with 25+ primes

Aerospace & Defense Platform and Systems Electronics Content



C4I
JLTV
WIN-T
BLACKHAWK
A330 MRTT
Aegis
Sensor & Effector Mission Systems
F-16
Reaper/Gorgon Stare
Triton
LTAMDS
Aegis
F-35
C-130
Global Hawk
Badger/Buzzard
SEWIP
Stormbreaker
PGK
MALD-J
Paveway
SM2/3/6

Primes

- AIRBUS
- BAE SYSTEMS
- BOEING
- GENERAL ATOMICS
- L3HARRIS
- LEONARDO
- LOCKHEED MARTIN
- NORTHROP GRUMMAN
- RAYTHEON TECHNOLOGIES
- SAIC
- SIERRA NEVADA
- THALES

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© Mercury Systems, Inc. We have executed on a disciplined and focused M&A strategy Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded. Aerospace & Defense Platform and Systems Electronics Content C4I ($22.4B)* Sensor & Effector Mission Systems ($16.4B)* MARKET SEGMENT Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons 7 Avionics/ Vetronics Command & Control/Battle Management Dedicated Communications Electronic Warfare Radar Electro-Optical/ Infrared Acoustics Missiles/ Munitions ACQUISITIONS ORGANIC GFY19 TIER 2* MARKET ($B) $7.1B $7.7B $7.6B $5.4B $5.3B $1.8B $1.0B $2.9B 4.8% 3.7% 4.0% 4.3% 3.6% 4.8% 6.0% 4.4% ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR 6 (1)

Mercury's financial profile demonstrates our unique strategy

Number of companies	All NYSE and NASDAQ U.S. listed companies with market capitalization between $1B - $5B	Tier 2 Defense FY21 Index Median	mercury FY20	mercury FY21
1,242	LTM EBITDA Margin >20%	18%	22%	22%
410	Revenue CAGR >10% 5-Year	4%	28%	28%
100	FY Revenue Growth >20%	(5%)	22%	16%
30				

Notes:
- Fiscal year figures for Mercury are based on the trailing four fiscal quarters using information reported in Mercury's Form 10-Ks, Form 10-Qs and/or most recent earnings release. All other data per FactSet as of July 15, 2021. 5-year CAGR for market participants calculated per FactSet for the trailing four fiscal quarters available as of July 15, 2021 and the comparable historical period. Mercury 5-year CAGR calculated as the trailing four fiscal quarters ending fiscal Q4 FY21 and fiscal Q4 FY20 for FY21 and FY20, respectively, compared to the trailing four fiscal quarters ending fiscal Q4 FY16 and Q4 FY15, respectively. Financials represent reported results and are not adjusted for acquisitions or divestitures.
- TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprise, Ball Corporation, BWX Technologies, Comtech Telecommunications Corp, Curtiss-Wright, Ducommun, Elbit Systems, HEICO, Hexcel, Honeywell Intl, Kaman, Kratos Defense & Security Solutions, L3Harris Technologies, Maxar, Moog, Oshkosh, OSI Systems, Rada Electronic Industries Ltd., Teledyne Technologies, Textron, TransDigm Group, Triumph Group, ViaSat, Woodward, Inc.

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© Mercury Systems, Inc. Investment highlights Innovative growth company at intersection of high tech and defense Focused on large, growing, well-funded addressable markets Proven transformational business model investing 4-5x defense industry average in R&D Benefiting from outsourcing, supply chain delayering and “re-shoring” Low-risk content expansion strategies delivering above-average organic revenue CAGR Successful M&A and integration strategy targeting new capabilities and market expansion 8

© Mercury Systems, Inc. 1/ Invest to grow organically 2/ Expand capabilities, market access and penetration through M&A 4/ Continuously improve operational capability and scalability 3/ Invest in trusted, secure Innovation That Matters® 5/ Attract and retain the right talent Mercury strategy: A plan to meet market needs at speed 9

© Mercury Systems, Inc. Six major trends shaping the defense industry 1/ Defense spending pressures Political uncertainty, COVID-19 stimulus, interest payments, healthcare and social spending remain long-term headwinds; Pressures require prioritization within DoD 2/ Challenging global security environment National Defense Strategy is focused on near-peer threats; Chinese militarization and power projection, resurgent Russia; Drives technology requirements 3/ Defense electronics modernization underway Significant system upgrades underway to maintain and extend competitive advantage: Sensor & C4I as well as weapon systems modernization and readiness 4/ Investment and innovation challenges Primes increasing headcount but recruitment challenges and aging workforce; Relatively low IRAD requires focused investment and increased outsourcing 5/ Need access to commercial technology Leverage high-tech commercial investment and innovation; must be tailored for defense purposes. Microelectronics elevated to DoD’s #1 technology priority 6/ Imperative for U.S.-produced technology Supply chain globalization vs. need for trust, security and assurance. Need to onshore capacity and capability 10

© Mercury Systems, Inc. FY22 DoD request adds $10B over FY21 appropriated amount, with a similar 5-year topline outlook as the FY21 request $522 $524 $598 $617 $633 $636 $715 $581 $606 $671 $685 $723 $705 $722 $737 $753 $768 $731 $747 $764 $781 $450 $500 $550 $600 $650 $700 $750 $800 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Budget Control Act 2011 (Base) Actual funding (Base) Actual funding (Base + OCO) FY21 Administration Request (Base + OCO) Topline Defense Budget Outlook (Discretionary BA, Current $B) Notes • FY20 051 appropriations amount of $723B includes ~$8B of MILCON emergency requirements and ~$10B of CARES stimulus in OCO • Budget and BCA Caps represent the 051 account (DoD) • BBA 051 totals are estimated using 050 cap and typical 051 ratio • BCA Caps expire after FY21 Sources FY22 OMB budget release, FY21 PBR & DoD Green Book, FY18-21 Defense Appropriations bills, BBA 2019, CBO, CRS, OMB, RSAdvisors research & analysis DEFENSE (BASE + OCO) CAGR 2021–2026 2.1% 2020–2025 1.1% 2018–2026 1.9% 2016–2026 3.0% (including CARES) FY22 REQUEST: $715B • Base only – discontinues OCO • Out years largely parallel FY21 request • Excludes potential future stimulus or COVID relief funding 11 FY22 Administration Request (Base only; OCO discontinued) Subject to BCA BCA expired FY22 HAC-D Mark: $717B

The A&D electronics systems market is ~ $125B annually

Our total addressable market is now ~$40B

Aerospace & Defense Platform and Systems Electronics Content

	C4I ($22.4B)*			Sensor & Effector Mission Systems ($16.4B)*				
MARKET SEGMENT	**Platform & Mission Mgmt**	**C2I**	**Comms**	**EW**	**Radar**	**EO/IR**	**Acoustics**	**Weapons**
	Avionics/ Vetronics	**Command & Control/Battle Management**	**Dedicated Communications**	**Electronic Warfare**	**Radar**	**Electro-Optical/ Infrared**	**Acoustics**	**Missiles/ Munitions**
DEFINITION	Control & operation of platform & mission systems	Processing & exploitation of information	Dissemination of information	Offensive / defensive exploitation of EM spectrum	Use of RF signal to detect, track, ID	Thermo-graphic camera with video output	Sound pulses to determine object location	Seekers, HEL, HPM Naval Launched Air Launched
GFY19 ELECTRONICS MARKET ($B)	**$28.1B** 4.0% '19-24 CAGR	**$37.6B** 2.7% '19-24 CAGR	**$16.4B** 3.9% '19-24 CAGR	**$8.8B** 4.2% '19-24 CAGR	**$10.2B** 3.2% '19-24 CAGR	**$11.6B** 3.5% '19-24 CAGR	**$4.0B** 5.2% '19-24 CAGR	**$5.8B** 4.0% '19-24 CAGR
GFY19 TIER 2* MARKET ($B)	**$7.1B** 4.8% '19-24 CAGR	**$7.7B** 3.7% '19-24 CAGR	**$7.6B** 4.0% '19-24 CAGR	**$5.4B** 4.3% '19-24 CAGR	**$5.3B** 3.6% '19-24 CAGR	**$1.8B** 4.8% '19-24 CAGR	**$1.0B** 6.0% '19-24 CAGR	**$2.9B** 4.4% '19-24 CAGR



Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets
Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded.

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© Mercury Systems, Inc. Silicon: We are a leader in adapting commercially developed silicon technology to be purpose-built specifically for aerospace and defense. Safety: Design safety-certifiable processing systems up to the highest design assurance levels. Security: Investment in industry-leading embedded security capabilities and secure manufacturing facilities. Speed: Highest performance and densest processing solutions available onboard military platforms. SWaP: Everything optimized for size, weight and power, along with most advanced packaging and cooling technology. Software: Investment in the most advanced open middleware and software allowing customers to port their applications on top of open mission systems architecture. 6 highly differentiated capabilities: To invest in any one of these would be significant. We invest in all six. 13

© Mercury Systems, Inc. We are simultaneously expanding our content footprint vertically while horizontally expanding our market access Up to another 2x higher-margin content increase per system as new trusted microelectronic capabilities enable new applications and performance Trusted and Secure Computing Up to a 12x increase in content per system as customers outsource more due to secure computing requirements and as system complexity grows SEMS Tier 2 market $16.4B 4.6% CAGR Move into adjacent submarkets and other system sensors C4I Tier 2 market $22.4B 4.1% CAGR Provide all other computers that need trust, security, safety Notes Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. CAGRs referenced are for periods GFY19-GFY24. Numbers are rounded. 14

Our overarching strategy is to provide all types of processing subsystems requiring trusted, secure computing

- Traditional COTS product integration model broken
- Procurement reform has shifted development risk to industry
- Customers burdened with integration risk and cost
- Our approach reduces program risk, meets outsourcing need, delivers at speed of relevance

Sensor Processing

Sensor Processing

- Open Middleware
- Security
- Displays
- Rugged Embedded Comp
- Storage
- Sensor Interface
- Digitization
- RF

Platform & Mission Management

Avionics/Vetronics

- Certification
- Security
- Displays
- Mission Computer
- Safety
- Network Management
- Video Switching
- PNT/APNT

C3I

C2/Comms

- Software Integration
- Security
- Displays
- Mission Computer
- Storage
- Network Management
- Comms/Datalink
- Rugged Servers

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© Mercury Systems, Inc. This game-changing capability will enable new applications at a rapid pace Trusted and Secure Solutions Chip-Scale Application-Specific Customization Processors FPGAs GPUs CPUs I/O RF/Digitization Memory Other Chiplets Best-of-breed Ecosystem from Multiple Vendors Communications Radar Signals IntelligenceElectronic Warfare 16

© Mercury Systems, Inc. Acquisitions and investments driving significant opportunity growth, which in turn is driving strong results  Total potential value grew >2.9x to $11B in 6 years  Significant Radar, EW, C4I, weapons and EO/IR opportunity pipeline  Acquisitions bring new programs and capabilities  Larger, more diversified, program base reduces risk  Content expansion driving above-average growth  Outsourced integrated subsystems 54% of top 30 program lifetime value Note: Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. 17

© Mercury Systems, Inc. Mercury M&A philosophy and value creation blueprint Culture & Values Full Integration Unify Brand Combine Like Entities Consolidate Manufacturing Deploy Common Processes & Systems Invest R&D Leverage G&A Accelerate Organic Growth Continuously Improve Deliver Results Assess cultural fit and rapidly enculturate the acquiree We believe in full integration – We’re not a holding company One Brand – Mercury Systems Combine like businesses or product lines to gain scale and efficiencies Invest capital to consolidate and modernize manufacturing facilities Deploy scalable enterprise processes, systems, security, collaboration Raise R&D to accelerate new design wins – Centralize G&A where possible Strategic account and solution sales model to accelerate organic growth Matrix structure drives clarity, consistency, continuous improvement Common business management process and operating cadence 18

© Mercury Systems, Inc.19 Since FY14, we have achieved significant growth and scale FINANCIAL METRIC Total Acquisitions 13 Total Headcount 3.5x Facilities 2.7x Subsystem Revenue 7.8x OPERATIONAL METRIC Total Revenue 4.4x IR&D Spend 3.2x Adjusted EBITDA 9.2x Operating Cash Flow 6.9x Note: Metric is FY21 as a multiple of FY14, except acquisitions.

© Mercury Systems, Inc.20 Approved for public release. //Public// : a 3-year effort to achieve our full growth and EBITDA potential  Engaged tier 1 consulting firm to do full company assessment  Transforming organizational structure and how we do business to scale  Anticipate $22M benefit in FY22 resulting from actions taken in Q4 FY21 & Q1 FY22  Organizational efficiency and scalability, streamlined procurement, facilities optimization, R&D investment efficiency, capital and asset efficiency, scalable processes and systems  Expect to realize $30M-$50M incremental adjusted EBITDA by FY25  Selectively reinvesting in people, IT and business systems towards future scalability

© Mercury Systems, Inc. Glassdoor current employee ratings validate Mercury’s status as a destination employer and acquirer of choice Mercury Systems Glassdoor Average Proxy Peer Group(1) Tier 2 Defense Company Index(2) Overall Rating 4.5 3.5 3.7 3.8 Culture & Values 4.6 3.4 3.6 3.6 Diversity & Inclusion 4.4 3.6 3.6 3.7 Work-Life Balance 4.2 3.4 3.6 3.6 Senior Management 4.5 3.2 3.3 3.3 Compensation & Benefits 4.4 3.2 3.5 3.6 Career Opportunities 4.4 3.1 3.4 3.5 Recommend to Friend 95% 65% 71% 74% CEO Approval 99% 72% 81% 82% Positive Business Outlook 91% 51% 65% 64% (1) PROXY PEER GROUP: Astronics, Belden, Brooks Automation, Cognex, Comtech Telecom, Diodes Inc., Ducommun, FLIR Systems, HEICO, II-VI Inc., Infinera, iRobot, Kratos, Methode Electronics, MKS Instruments, Netgear, NetScout Systems, Novanta, OSI Systems, Ribbon Communications, Rogers (2) TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BWX Technologies, Comtech Telecom, Cubic, Curtiss-Wright, Ducommun, Elbit Systems, FLIR Systems, HEICO, Hexcel, Honeywell, Kaman, Kratos, L3Harris, Maxar, MOOG, Oshkosh Defense, OSI Systems, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, Viasat, Woodward Aerospace (3) Source: Glassdoor, Inc., July 15, 2021. 21

© Mercury Systems, Inc. Clear path to maintaining differentiated and attractive financial profile 22 100% 2% 8% 33% Increase Adj. EBITDA margins Grow organically at high-single / low-double digit Supplement w/strategic M&A  Operating expense leverage  Program production mix  VCP / 1MPACT  Full acquisition integration  Alignment with DoD priorities  Increased outsourcing  Program content expansion  Increased market share  Large pipeline of targets  Significant financial firepower  Revolver with attractive terms  Ability to identify, execute, integrate

FINANCIAL OVERVIEW MICHAEL RUPPERT EXECUTIVE VICE PRESIDENT & CFO

The evolution of Mercury Systems

In millions, except percentage and per share data.

		FY15	FY21	Change
Valuation	Market Capitalization[1,2]	$504	$3,722	7x
Valuation	Enterprise Value[1,2]	$426	$3,809	9x
Operational	Revenue[2]	$235	$924	4x
Operational	Adj. EBITDA[2] *% Margin*	$44 *19%*	$202 *22%*	5x *+330 bps*
Operational	Adj. EPS[2]	$0.80	$2.42	3x
Strategy	Number of Acquisitions[3]	N.A.	13	N.M.
Strategy	Capital Deployed[3]	N.A.	$1,178	N.M.

Notes

(1) Valuation for LTM FY15 based on basic shares from the cover page of the Company's FY15 10-K and stock price as of June 30, 2015.
Valuation for LTM FY21 based on basic shares from the cover page of the Company's Q3 FY21 10-Q and stock price as of June 30, 2021.

(2) Trailing four fiscal quarters ended FY15 and FY21, respectively. Operational figures are based on fiscal year and fiscal quarter results as reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. Historical results are as reported, not pro forma for acquisitions. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments.

(3) Acquisitions completed and capital deployed in acquisitions FY15-FY21.

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© Mercury Systems, Inc. Mercury continues to deliver strong financial results Notes: CAGR figures for the period FY16-FY21. YoY figures for the period FY20 vs. FY21. Numbers are rounded. Per share data is presented on a fully diluted basis. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments. 288 357 448 625 831 909 FY16 FY17 FY18 FY19 FY20 FY21 Backlog ($M) 9% YoY $0.94 $1.12 $1.41 $1.84 $2.30 $2.42 FY16 FY17 FY18 FY19 FY20 FY21 Adj. EPS ($) 5% YoY 56 93 115 145 176 202 20.8% 22.7% 23.2% 22.2% 22.1% 21.9% FY16 FY17 FY18 FY19 FY20 FY21 Adj. EBITDA ($M, %) 15% YoY $0.56 $0.58 $0.86 $0.96 $1.56 $1.12 FY16 FY17 FY18 FY19 FY20 FY21 GAAP EPS ($) (28%) YoY (28%) YoY 19.7 24.9 40.9 46.8 85.7 62.0 FY16 FY17 FY18 FY19 FY20 FY21 GAAP Income 270 409 493 655 797 924 FY16 FY17 FY18 FY19 FY20 FY21 Revenue ($M) 16% YoY

© Mercury Systems, Inc. Modules & Subassemblies 127 47% Components 31 12% Integrated Subsystems 112 41% FY16 REVENUE ($M, %) $270M 479 270 924 30 145 0 100 200 300 400 500 600 700 800 900 1,000 FY16 Increase By Product Type FY21 REVENUE AND GROWTH BY PRODUCT TYPE ($M) Integrated Subsystems Modules & Subassemblies Components 654 Content expansion from modules to subsystems  Components: • Expansion via custom microelectronics acquisition from Microsemi • Investment in trusted microelectronics  Modules/Subassemblies: • Down from 47% of revenue in FY16 to 17% in FY21 as shift towards subsystems  Subsystems: • Expansion into $40B Tier 2 RF & computing market • Subsystems represent 63% of top 30 program lifetime value Notes: FY16-FY19 fiscal years ended June 30. FY21 fiscal year ended July 2, 2021. Figures are as reported in the Company’s Form 10-Ks and/or internal Company data. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. 26 Modules & Subassemblies 157 17% Components 176 19% Integrated Subsystems 591 64% FY21 REVENUE ($M, %) $924M

© Mercury Systems, Inc. 72 305 270 924 149 67 61 0 100 200 300 400 500 600 700 800 900 1,000 FY16 Increase FY21 REVENUE AND GROWTH BY MARKET ($M) Other C4I Radar EW Weapons 654 Expanding into new markets  Continued growth in core markets  Expansion into adjacent markets and leveraging current capabilities  Additional capabilities drive content expansion  Broader program and customer base  Vastly larger addressable market  Consistently driving above market growth rates 27 Notes: FY16-FY19 fiscal years ended June 30. FY21 fiscal year ended July 2, 2021. Figures are as reported in the Company’s Form 10-Ks and/or internal Company data. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. Radar 140 52% EW 72 27% C4I 4 1% Other 54 20% FY16 REVENUE ($M, %) $270M Radar 289 31% EW 139 15% C4I 308 33% Weapons 61 7% Other 127 14% FY21 REVENUE ($M, %) $924M

Since FY14, we have outspent our industry in R&D, Capex and M&A to make trusted, secure commercial technology profoundly more accessible

~$502M	R&D	4-5X peers
~$184M	Capex	2-3X peers
~$1.2B	M&A	13 acquisitions
~$1.9B	Total Investment	

Notes:

All figures are approximate and reflect the period of FY14-FY21 using information reported in the Company's Form 10-Ks, Form 10-Qs and/or recent public announcements. Numbers are rounded.

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FY21 vs. FY20

In $ millions, except percentage and per share data	FY20	FY21[3]	CHANGE
Bookings	$954.3	$881.2	(8%)
Book-to-Bill	1.20	0.95	
Backlog	$831.1	$909.6	9%
12-Month Backlog	567.7	530.0	
Revenue	$796.6	$924.0	16%
Organic Revenue Growth[1]	14%	5%	
Gross Margin	44.8%	41.7%	(3.1 bps)
Operating Expenses	$265.8	$304.2	14%
Selling, General & Administrative	132.3	134.3	
Research & Development	98.5	113.5	
Amortization/Restructuring/Acquisition	35.0	56.4	
GAAP Net Income	$85.7	$62.0	(28%)
Effective Tax Rate	8.8%	19.6%	
GAAP EPS	$1.56	$1.12	(28%)
Weighted Average Diluted Shares	55.1	55.5	
Adjusted EPS[2]	$2.30	$2.42	5%
Adj. EBITDA[2]	$176.2	$201.9	15%
% of revenue	22.1%	21.9%	
Operating Cash Flow	$115.2	$97.2	(16%)
Free Cash Flow[2]	$71.9	$51.6	(28%)
% of Adjusted EBITDA	41%	26%	

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter of fiscal 2020 and full fiscal 2020 are to the quarter and the 53-week period ended July 3, 2020, and to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and 52-week period ended July 2, 2021.

© Mercury Systems, Inc.

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Mercury recent acquisition history

Company	Expansion Primary Theme	Closing Date	Purchase Price ($M)	Ending Debt Balance	Funding
LIT	Security	Dec-2015	$ 10	$ 0	Cash on Hand
Microsemi[1]	Weapons, EW, Security	May-2016	$ 300	-	Term Loan Cash on Hand
April 2016 Equity Offering			($ 93)	$ 200	Equity Offering
CES	Platform/Mission, Comm's	Nov-2016	$ 39	$ 190	Cash on Hand
January 2017 Equity Offering			($ 216)	$ 0[2]	Equity Offering
Delta Microwave	EW, Space	Apr-2017	$ 41	$ 0[2]	Cash on Hand
RTL	Platform/Mission	Jul-2017	$ 6	$ 0	Cash on Hand
Themis	C2I, Comm's	Feb-2018	$ 180	$ 195	Revolver
Germane Systems	C2I, Acoustics	Jul-2018	$ 45	$ 240	Revolver
GECO	Platform/Mission	Jan-2019	$ 37	$ 277	Revolver
Athena	Security	Apr-2019	$ 46	$ 325	Revolver
Syntonic Microwave	EW	Apr-2019			
May 2019 Equity Offering			($ 455)	$ 0[3]	Equity Offering
APC	Platform/Mission, Vectronics	Sep-2019	$ 100	$ 0[4]	Cash on Hand
POC	Platform/Mission, C2I	Dec-2020	$310	$160[5]	Revolver Cash on Hand
Pentek	EW/SIGINT	May-2021	$65	$200[6]	Revolver Cash on Hand

Total Capital Deployed: $1,179M

Source: Company filings, Company investor presentations

(1) Represents carve-out acquisition from Microsemi Corp.

(2) On June 27, 2017, Mercury amended its senior secured credit facility, increasing and extending the revolving credit facility and utilizing the January 2017 equity offering proceeds to repay the remaining principal on the existing term loan.

(3) Reflects repayment of debt with proceeds from the May 2019 common stock offering.

(4) Reflects acquisition of American Panel Corporation (APC) on September 23, 2019 with proceeds from the May 2019 common stock offering.

(5) Acquisition of POC on December 30, 2020 funded with $150M of cash on hand and $160M draw on revolver.

(6) Acquisition of Pentek on May 27, 2021 funded with $25M of cash on hand and $40M draw on revolver.

30
© Mercury Systems, Inc.
mercury

© Mercury Systems, Inc. Strategy and business model delivering financial performance well above industry average  Track record of strong organic growth, profitability and strategic M&A  Significant investment over last 5 years is competitive differentiator  Poised for continued organic growth and margin expansion Well-positioned for future M&A with strong pipeline and financial flexibility  Clear strategy to continue to maintain unique financial profile 31

mrcy.com THANK YOU.

APPENDIX

© Mercury Systems, Inc. Balance sheet As of (In $ millions)(1) 7/3/20 10/2/20 1/1/21 4/2/21 7/2/21 ASSETS Cash & cash equivalents $226.8 $239.1 $109.1 $121.9 $113.8 Restricted cash - - 61.6 - - Accounts receivable, net 210.7 207.8 240.2 264.0 291.7 Inventory, net 178.1 206.0 218.4 226.8 221.6 PP&E, net 87.7 94.7 125.4 128.3 128.5 Goodwill and intangibles, net 822.8 815.3 1,093.6 1,077.3 1,112.5 Other 84.6 90.2 100.8 85.0 87.0 TOTAL ASSETS $1,610.7 $1,653.2 $1,949.2 $1,903.3 $1,955.1 LIABILITIES AND S/E AP and accrued expenses $107.0 $119.7 $116.8 $131.3 $120.7 Deferred consideration - - 61.6 - - Other liabilities 118.9 125.6 180.1 158.0 150.9 Debt - - 160.0 160.0 200.0 Total liabilities 225.9 245.3 518.5 449.3 471.0 Stockholders’ equity 1,384.8 1,407.9 1,430.6 1,454.0 1,484.1 TOTAL LIABILITIES AND S/E $1,610.7 $1,653.2 $1,949.2 $1,903.3 $1,955.1 Notes (1) Rounded amounts used.

© Mercury Systems, Inc. Cash flow summary FY20 For the Fiscal Quarters Ended FY21(In $ millions)(1) 10/2/20 1/1/21 4/2/21 7/2/21 Net Income $85.7 $15.8 $12.7 $15.6 $17.9 $62.1 Depreciation and amortization 49.3 13.0 13.3 20.0 20.8 67.0 (Gain)/Loss on investment (5.8) - 0.4 - - 0.4 Other non-cash items, net 29.4 4.5 8.0 5.7 12.3 30.7 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings (31.1) 3.5 (10.3) (21.5) (23.6) (51.9) Inventory (31.6) (27.8) (1.4) (8.4) 10.2 (27.4) Accounts payable and accrued expenses 13.6 10.8 (12.7) 5.1 (9.8) (6.3) Other 5.7 3.1 14.0 6.7 (0.6) 22.9 (43.4) (10.4) (10.4) (18.1) (23.8) (62.8) Operating Cash Flow 115.2 22.9 23.9 23.2 27.2 97.2 Capital expenditures (43.3) (11.0) (13.8) (10.0) (10.9) (45.6) Free Cash Flow(2) $71.9 $12.0 $10.2 $13.2 $16.3 $51.6 Free Cash Flow(2) / Adjusted EBITDA(2) 41% 28% 22% 24% 28% 26% Free Cash Flow(2) / GAAP Net Income 84% 76% 80% 85% 91% 83% Notes (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table.

Q4 FY21 vs. Q4 FY20

In $ millions, except percentage and per share data	Q4 FY20[3]	Q4 FY21[3]	CHANGE
Bookings	$278.6	$260.2	(7%)
Book-to-Bill	1.28	1.04	
Backlog	$831.1	$909.6	9%
12-Month Backlog	567.7	530.0	
Revenue	$217.4	$250.8	15%
Organic Revenue Growth[1]	17%	(3%)	
Gross Margin	44.4%	41.0%	(3.4 bps)
Operating Expenses	$70.2	$80.4	15%
Selling, General & Administrative	35.5	31.6	
Research & Development	27.0	27.7	
Amortization/Restructuring/Acquisition	7.7	21.1	
GAAP Net Income	$27.2	$17.9	(34%)
Effective Tax Rate	(0.9)%	14.9%	
GAAP EPS	$0.49	$0.32	(35%)
Weighted Average Diluted Shares	55.3	55.6	
Adjusted EPS[2]	$0.72	$0.73	1%
Adj. EBITDA[2]	$49.6	$59.1	19%
% of revenue	22.8%	23.5%	
Operating Cash Flow	$28.7	$27.2	(5%)
Free Cash Flow[2]	$17.2	$16.3	(5%)
% of Adjusted EBITDA	35%	28%	

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter of fiscal 2020 and full fiscal 2020 are to the quarter and the 53-week period ended July 3, 2020, and to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and 52-week period ended July 2, 2021.

© Mercury Systems, Inc.

mercury

Adjusted EPS reconciliation

(In thousands, except per share data)[2]	Q4 FY20	Q4 FY21	FY20[4]	FY21[4]
Earnings (loss) per share[1]	**$ 0.49**	**$ 0.32**	**$ 1.56**	**$ 1.12**
Net Income (loss)	**$ 27,224**	**$ 17,925**	**$ 85,712**	**$ 62,044**
Other non-operating adjustments, net	(2,250)	236	(5,636)	(724)
Amortization of intangible assets	7,701	13,080	30,560	41,171
Restructuring and other charges	(10)	6,978	1,805	9,222
Impairment of long-lived assets	-	-	-	-
Acquisition and financing costs	636	1,530	5,645	8,600
Fair value adjustments from purchase accounting	601	(472)	1,801	(290)
Litigation and settlement expense, net	315	(128)	944	622
COVID related expenses	2,196	1,570	2,593	9,943
Stock-based and other non-cash compensation expense	7,640	6,853	26,972	29,224
Impact to income taxes[3]	(4,293)	(7,211)	(23,634)	(25,697)
Adjusted income	**$ 39,760**	**$ 40,361**	**$ 126,762**	**$ 134,115**
Adjusted earnings per share[1]	**$ 0.72**	**$ 0.73**	**$ 2.30**	**$ 2.42**
Weighted-average shares outstanding:				
Basic	54,637	55,180	54,546	55,070
Diluted	55,259	55,598	55,115	55,474

Notes

(1) Per share information is presented on a fully diluted basis.
(2) Rounded amounts used.
(3) Effective as of the third quarter of fiscal 2020, the Company has added back incremental COVID related expenses.
(4) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs.
(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and the 53-week period ended July 2, 2021, and to the first quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending October 1, 2021 and 52-week period ending July 1, 2022.

© Mercury Systems, Inc.

mercury

© Mercury Systems, Inc. Adjusted EBITDA reconciliation Notes (1) Rounded amounts used. (2) Effective as of July 1, 2019, the Company’s fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and the 53-week period ended July 2, 2021, and to the first quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending October 1, 2021 and 52-week period ending July 1, 2022. (In thousands)(1)(2) Q4 FY20 Q4 FY21 FY20 FY21 Net Income (loss) 27,224$ 17,925$ 85,712$ 62,044$ Other non-operating adjustments, net (2,250) 236 (5,636) (724) Interest expense (income), net 754 587 (1,145) 1,043 Income tax (benefit) provision (234) 3,136 8,221 15,129 Depreciation 5,050 7,762 18,770 25,912 Amortization of intangible assets 7,701 13,080 30,560 41,171 Restructuring and other charges (10) 6,978 1,805 9,222 Impairment of long-lived assets - - - - Acquisition and financing costs 636 1,530 5,645 8,600 Fair value adjustments from purchase accounting 601 (472) 1,801 (290) Litigation and settlement expense, net 315 (128) 944 622 COVID related expenses 2,196 1,570 2,593 9,943 Stock-based and other non-cash compensation expense 7,640 6,853 26,972 29,224 Adjusted EBITDA 49,623$ 59,057$ 176,242$ 201,896$

© Mercury Systems, Inc. Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (In thousands) Q4 FY20 Q4 FY21 FY20 FY21 Organic revenue(1) $ 217,377 $ 210,011 795,667$ 835,620$ Acquired revenue - 40,831 943 88,376 Net revenues 217,377$ 250,842$ 796,610$ 923,996$ (In thousands) Q4 FY20 Q4 FY21 FY20 FY21 Cash provided by operating activities $ 28,726 $ 27,194 $ 115,184 $ 97,247 Purchases of property and equipment (11,506) (10,891) (43,294) (45,599) Free cash flow 17,220$ 16,303$ 71,890$ 51,648$

© Mercury Systems, Inc. Glossary API Application Programming Interface BCA Budget Control Act C4I Command, Control, Communications, Computers COTS Commercial off-the Shelf CPU Central Processing Unit EO/IR Electro-optical / Infrared EW Electronic Warfare FPGA Field Programmable Gate Array GPU Graphics Processing Unit I/O Input/Output IP Intellectual Property IRAD Internal Research And Development NTCD Non-traditional Defense Contractor OTA Other Transaction Authority PBR President's Budget Request R&D Research & Development RF Radio Frequency SEMS Sensor and Effector Mission Systems 40